UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2022

LGBTQ LOYALTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54867	80-0671280
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2435 Dixie Highway, Wilton Manors, FL	33305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954)-947-6133

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Company’s Current Report on Form 8-K filed on December 15, 2022 (the “Original Form 8-K”) to include the recent appointment of LGBTQ Loyalty Holdings, Inc.’s new certified public accounting firm under subheading “(b)”. Specifically, the Original Form 8-K was filed after the resignation of Company’s previous certified public accounting firm, and prior to the appointment of the Company’s new certified public accounting firm. This amendment addresses the appointment of the Company’s new independent certified public accounting firm. The information set forth in the Original 8-K is incorporated herein by reference and restated in part below. Except as stated in this Explanatory Note, this Form 8-K/A does not otherwise change or update the disclosure set forth in the Original Form 8-K and does not otherwise reflect events after the Original Form 8-K was filed.

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “our,” “LGBTQ Loyalty” or the “Company” refer to the Registrant, LGBTQ Loyalty Holdings, Inc.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Registered Public Accounting Firm.

As reported in the Original Form 8-K, on December 9, 2022, Haynie & Company Certified Public Accountants and Management Consultants (“Haynie”), submitted their resignation as the independent registered public accounting firm of the Company with immediate effect.

The information set forth in the Original 8-K is incorporated herein by reference and restated in part herein.

(b)	Appointment of New Independent Registered Public Accounting Firm.

Effective on January 16, 2023, the Company approved the appointment of Hudgens CPA, PLLC (“Hudgens”) as the Company’s new independent registered public accounting firm for its fiscal year ending December 31, 2022.

During the years ended December 31, 2021 and 2020 and the subsequent interim period through the Effective Date, neither the Company nor anyone on its behalf consulted with Hudgens regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Hudgens concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, (iii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or (iv) any “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ Loyalty Holdings, Inc.

By:	/s/ Robert A. Blair
Name:	Robert A. Blair
Title:	Chief Executive Officer

Dated:	January 20, 2023